San Francisco - In September, the AFL-CIO Housing Investment Trust (HIT) announced a $1 billion investment initiative intended to create jobs and rental housing for the Bay Area over the next five years.

Under its multifaceted Bay Area Investment Initiative, the HIT stands ready to invest up to $500 million to develop market-rate, workforce, and affordable housing in the San Francisco Bay Area by working with local unions, investors, community groups, the public sector, low income tax credit equity investors, financing partners and for-profit and nonprofit real estate developers. The HIT expects to leverage an additional $500 million of investments from these other sources as part of the Initiative.

HIT officials estimate that the Initiative could create approximately 4,000 union construction jobs, 12,000 total jobs and 4,000 housing units in the Bay Area by 2025.

“Too many people in the Bay Area are being laid off and too many still cannot afford decent housing. A bold, multi-year effort is urgently needed. The HIT is announcing our Bay Area Investment Initiative right before Labor Day to help reverse that trend,” said Chang Suh, the HIT’s Chief Executive Officer and Co-Chief Portfolio Manager, on a video briefing with local labor, business, and community leaders.

With the Bay Area already suffering through a persistent housing crisis and the economic impact of the coronavirus pandemic, local construction workers, service industry workers and public sector employees face lost jobs and an even greater shortage of affordable places to live, Suh told the group. “With this $1 billion Initiative, the HIT is stepping up in a big way to be a part of the solution.”

The AFL-CIO leadership’s decision in 1965 to establish the HIT emerged from discussions with the late Reverend Dr. Martin Luther King Jr. on how the labor and civil rights movements could work together toward common goals.

“The fight for social and economic justice continues today, now as we face skyrocketing unemployment, the COVID-19 health emergency, and rampant social division,” said Richard Trumka, President of the AFL-CIO, and a member of the HIT’s Board of Directors. “Putting Labor’s capital to work to create jobs and build affordable housing is an important step toward tangible solutions to these ongoing challenges for the Bay Area, and for the country.”

On the video briefing, the HIT’s Managing Director/Regional Operations, Ted Chandler, said “At the HIT, we seek to produce competitive returns for our pension fund beneficiaries. And by working with labor, public and private partners, we hope that the HIT’s Bay Area Investment Initiative may serve many thousands in this time of need,” he added.

Chandler told the officials that in the Initiative the HIT will work to:

1. Invest in rental housing construction, including affordable units for low income residents;

2. Finance permanent housing, including supportive housing for homeless individuals, and those displaced by development;

3. Provide technical assistance to labor organizations seeking to develop workforce housing;

4. Boost the utilization of union construction labor in rental housing;

5. Provide opportunities for local workers to enter the Building and Construction Trades apprenticeship programs; and

6. Partner with developers and the public sector to invest in affordable and workforce housing that can be marketed to the Bay Area’s essential workers.

The Initiative is not the first time the HIT has made Bay Area investments in a local economic crisis. During the Great Recession, a decade ago, HIT-financed construction projects were among the first to reappear on the San Francisco skyline.

In a statement, San Francisco Supervisor Ahsha Safai, who is also a Board member of the city’s Employees Retirement System, applauded the HIT’s commitment to the region. “With the HIT’s focus on creating jobs and affordable housing for our residents, their investments have the potential to generate much-needed economic growth for our city and region,” Safai said.

Chief executive Suh reported that the HIT has already invested $396.1 million in 19 projects throughout the Bay Area, with total development costs of $691.6 million. “These investments have created more than 4,500 construction jobs, 9,172 total jobs and 3,231 housing units,” said Suh. “The lesson here is that smart capital is the lifeblood of housing and community development. The HIT looks forward to drawing on our wide range of investment programs and technical expertise in this Initiative,” he said.

Terence O’Sullivan, General President of the Laborers’ International Union of North America and a member of the HIT’s Board of Directors, said “In HIT’s $1 billion Bay Area Investment Initiative, we are ready to do even more in the next five years. These investments are intended to create good union construction jobs and serve working women and men in the Bay Area who now struggle to find affordable housing. And it will strive to help produce a multiplier effect of employment and other economic benefits throughout the local economy.”

The Bay Area suffers in the California-wide housing crisis where more than 40 percent of residents are considered cost burdened for housing—paying more than thirty percent of their income towards shelter. Almost eight million persons have filed first-time jobless claims in California since the pandemic led to wide-ranging business shutdowns in mid-March.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income, investment grade mutual fund with $6.7 billion in net assets. For over 35 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s current prospectus. To obtain a current prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com. Past performance is no guarantee of future results.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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